HomeStreet Appoints Mark R. Patterson to Board of Directors

Mr. Patterson brings deep institutional investor and banking sector experience to the Board

SEATTLE - (January 25, 2018) - HomeStreet, Inc. (Nasdaq:HMST) (the “Company” or “HomeStreet”), the parent company of HomeStreet Bank (the “Bank”), today announced that it has appointed Mark R. Patterson to the board of directors (the “Board”) of the Company and the board of directors of the Bank. Mr. Patterson previously served as Managing Director and Equity Analyst of NWQ Investment Management Co., LLC, from 1997 until his retirement in 2014, where he oversaw NWQ’s financial services sector investments. He was also a director of FBR & Co. from 2015 until the company’s sale in 2017, serving on its audit and compensation committees.

The Human Resources and Corporate Governance Committee (the “HRCG”) of the Board recommended Mr. Patterson’s appointment as part of its ongoing assessment of the Board’s composition and refreshment goals, following a thorough assessment of his background and qualifications.

“Mark will bring to our Board the perspective of a sophisticated institutional investor, as well as significant banking sector experience,” said Scott M. Boggs, Lead Independent Director of HomeStreet. “We have known Mark for years and have previously had discussions with him about the Company’s strategy and board composition. As we engaged with Mark, it became clear that his unique combination of investing and sector expertise - in addition to his experience having served on the board of a public financial services company - made him an ideal fit as we execute our strategy.”

“I am happy to be joining the Board of a company whose business I’ve come to know well and admire over the years - both currently as a substantial individual shareholder, and previously as an institutional manager overseeing significant investments in HomeStreet,” said Mark R. Patterson. “I look forward to bringing this perspective to the Company’s capable board and management team and helping them maximize the potential of HomeStreet.”

HomeStreet also announced today that the HRCG has initiated a public search for an additional qualified candidate for the Board who meets the stated diversity goals of the Company set out in the Company’s Principles of Corporate Governance.

Prior to joining NWQ, Mr. Patterson was at U.S. Bancorp from 1989 to 1997, serving in a variety of roles including as Vice President, Investor Relations, where he was a primary contact between the company and the investment community. In that role, Mr. Patterson was significantly involved in U.S. Bancorp’s strategic direction through his capital planning and valuation analysis. Mr. Patterson is a Chartered Financial Analyst and holds an M.B.A. from The Anderson School at UCLA and a B.S. in Business & Mathematics from Linfield College. He currently serves on the Board of Trustees of Linfield College, where he is a member of the Financial Affairs and Executive Committees and Chair of the Investment Committee.

Mr. Patterson has also been named to the Enterprise Risk Management Committee of the Company and Finance Committee of HomeStreet Bank.

Mr. Patterson was appointed to a board seat vacated by Timothy R. Chrisman, who resigned from the Board of HomeStreet and HomeStreet Bank. Mr. Chrisman assured his continued support for the Company in the future. “Tim has been a valuable Board member and we appreciate all his contributions during his tenure,” said Doug Smith, the chairman of the Company’s Human Resources and Corporate Governance Committee. “We wish him all the best in his future endeavors.”

About HomeStreet, Inc.

HomeStreet, Inc. (Nasdaq:HMST) is a diversified financial services company headquartered in Seattle, Washington, serving consumers and businesses in the Western United States and Hawaii through its various operating subsidiaries. The company operates two primary business segments: Mortgage Banking, which originates and purchases single family residential mortgage loans, primarily for sale into secondary markets; and Commercial & Consumer Banking, including commercial real estate, commercial lending, residential construction lending, retail banking, private banking, investment, and insurance services. Its principal subsidiaries are HomeStreet Bank and HomeStreet Capital Corporation. Certain information about our business can be found on our investor relations web site, located at http://ir.homestreet.com.

HomeStreet, Inc.

Investor Relations:
Gerhard Erdelji, 206-515-4039
gerhard.erdelji@homestreet.com

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Media Relations:
Michael Brandt, 206-876-5506
Michael.brandt@homestreet.com

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Sloane & Company
Dan Zacchei / Joe Germani
212-486-9500
dzacchei@sloanepr.com / jgermani@sloanepr.com

Important Additional Information
HomeStreet, Inc. (“HMST” or the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2018 annual meeting of shareholders. The Company intends to file a proxy statement and white proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the SEC on January 25, 2018 ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company's securities. In the event that the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website at www.homestreet.com in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2017 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 annual meeting of shareholders. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.homestreet.com in the section “Investor Relations.”

Forward Looking Statements
This release, as well as other information provided from time to time by HomeStreet or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements give the Company's current beliefs, expectations and intentions regarding future events. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). These forward-looking statements involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time of this release and the Company does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC. Please refer to the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent annual, periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made.